UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 23, 2012

TWIN CITIES POWER HOLDINGS, LLC

(Exact Name of Registrant as Specified in Charter)

Minnesota	333-179460	27-1658449
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16233 Kenyon Ave., Suite 210, Lakeville, Minnesota	55044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (952) 241-3103

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition.

On August 14, 2012, Twin Cities Power Holdings, LLC (“TCPH”) issued a press release announcing its financial results for the second quarter of 2012 and certain other information, which was furnished as an exhibit to a Report on Form 8-K that was filed on August 14, 2012 (the “Original Filing”).  TCPH issued a revised press release today, with the only change being the addition of graphs.  This revised press release is furnished as Exhibit 99.1 to this Report on Form 8-K/A (this “Amendment”).

Other than as referenced herein, this Amendment does not amend or otherwise update any other information in the Original Filing.  Accordingly, this Amendment should be read in conjunction with the Original Filing.

The information in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

99.1                                                Revised Press Release (furnished)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2012	By	/s/ Wiley H. Sharp III
Wiley H. Sharp III
	Its	Vice President – Finance and Chief Financial Officer